TEMPLETON GLOBAL
SMALLER COMPANIES
FUND, INC. -
ADVISOR CLASS

STATEMENT OF
ADDITIONAL INFORMATION                                               LOGO
                                           100 FOUNTAIN PARKWAY, P.O. BOX 33030
JANUARY 1, 1998                   ST. PETERSBURG, FL 33733-8030  1-800/DIAL BEN
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                     TABLE OF CONTENTS                      PAGE

                     How Does the Fund Invest Its Assets?.    2
                     What Are the Risks of Investing In
                       the Fund?..........................    3
                     Investment Restrictions..............    6
                     Officers and Directors...............    7
                     Investment Management and Other
                       Services...........................   13
                     How Does the Fund Buy Securities
                       for Its Portfolio?.................   14
                     How Do I Buy, Sell and Exchange
                       Shares?............................   15
                     How Are Fund Shares Valued?..........   17
                     Additional Information on
                       Distribution and Taxes.............   17
                     The Fund's Underwriter...............   23
                     How Does the Fund Measure
                       Performance?.......................   23
                     Miscellaneous Information............   25
                     Financial Statements.................   26
                     Useful Terms and Definitions.........   26
                     Appendix.............................   28
                       Description of Ratings.............   28

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When  reading  this SAI,  you will see  certain  terms  beginning  with  capital letters. This means the term is explained under "Useful Terms and Definitions."

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Templeton Global Smaller Companies Fund, Inc. (the "Fund") is a diversified open-end management investment company. The Fund's investment goal is long-term capital growth, which it seeks to achieve by investing primarily in the equity securities of smaller companies of any nation. The Fund changed its name from Templeton Smaller Companies Growth Fund, Inc. on May 15, 1996.

This SAI  describes  the Fund's  Advisor Class  shares.  The  Prospectus,  dated
January 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call
1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE
DETAIL  THAN SET FORTH IN THE  PROSPECTUS.  THIS SAI IS  INTENDED TO PROVIDE YOU
WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND,
AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

    O   ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
        THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

    O   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
        BANK;

    O   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
        PRINCIPAL.

                                                              103 SAIA 01/98
                                                              TL103 SAIA




HOW DOES THE FUND INVEST ITS ASSETS?

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The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

EQUITY  SECURITIES.  The purchaser of an equity security  typically  receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends  which are  distributions  of  earnings  by the company to its owners.
Equity  security owners may also  participate in a company's  success or lack of success through  increases or decreases in the value of the company's  shares as traded in the public trading market for such shares. Equity securities generally take the  form of  common  stock  or  preferred  stock.  Preferred  stockholders typically  receive  greater  dividends  but may receive less  appreciation  than common  stockholders  and  may  have  greater  voting  rights  as  well.  Equity
securities  may  also  include  convertible  securities,   warrants  or  rights.
Convertible  securities  typically are debt securities or preferred stocks which are  convertible  into common stock after  certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases.
Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's Net Asset Value.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Investment Counsel will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board, I.E., banks or broker-dealers which have been determined by Investment Counsel to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRUCTURED  INVESTMENTS.  Included among the issuers of debt securities in which the Fund may invest are entities  organized and operated  solely for the purpose of restructuring the investment  characteristics  of various  securities.  These entities are typically  organized by investment banking firms which receive fees in connection with  establishing  each entity and arranging for the placement of its  securities.  This  type  of  restructuring  involves  the  deposit  with or purchases by an entity, such as a corporation or trust, of specified instruments and  the  issuance  by  that  entity  of  one  or  more  classes  of  securities
("structured   investments")  backed  by,  or  representing  interests  in,  the underlying  instruments.  The cash  flow on the  underlying  instruments  may be apportioned among the newly issued  structured  investments to create securities with different investment  characteristics  such as varying maturities,  payment priorities  or interest  rate  provisions;  the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.  Because structured investments of the type in which the Fund anticipates  investing typically involve no credit  enhancement,  their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain  issuers  of  structured  investments  may be deemed  to be  "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured  investments may be limited by the restrictions contained in the 1940
Act.   Structured   investments   are  typically   sold  in  private   placement
transactions,  and there  currently is no active  trading  market for structured investments.  To the extent such investments are illiquid,  they will be subject to the Fund's restrictions on investments in illiquid securities.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

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FOREIGN SECURITIES. The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There  may be  less  publicly  available  information  about  foreign  companies comparable  to the reports and ratings  published  about  companies  in the U.S.
Foreign companies are not generally  subject to uniform  accounting or financial reporting  standards,  and  auditing  practices  and  requirements  may  not  be comparable  to those  applicable to U.S.  companies.  The Fund,  therefore,  may encounter  difficulty in obtaining market quotations for purposes of valuing its
portfolio  and   calculating   its  Net  Asset  Value.   Foreign   markets  have
substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S.  companies.
Although the Fund may not invest more than 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a  limited  trading  market  do not  present a  significant  liquidity  problem.
Commission  rates in foreign  countries,  which are generally  fixed rather than subject to negotiation as in the U.S., are likely to be higher.  In many foreign
countries  there  is  less  government   supervision  and  regulation  of  stock
exchanges, brokers and listed companies than in the U.S.

Investments  in companies  domiciled in  developing  countries may be subject to potentially  higher risks than investments in developed  countries.  These risks include  (i) less  social,  political  and  economic  stability;  (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent  volume  of  trading,  which  result in a lack of  liquidity  and in greater price volatility; (iii) certain national policies which may restrict the
Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v)
the  absence  of  developed  legal  structures   governing  private  or  foreign
investment or allowing for judicial redress for injury to private property; (vi)
the absence, until recently in certain Eastern European countries,  of a capital market  structure or  market-oriented  economy;  and (vii) the possibility  that recent  favorable  economic  developments  in  Eastern  Europe  may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain Eastern European countries. Finally, even though certain Eastern
European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Investing  in  Russian  companies  involves  a high  degree of risk and  special considerations  not typically  associated with investing in the U.S.  securities markets,  and should be  considered  highly  speculative.  Such  risks  include, together with Russia's  continuing  political and economic  instability  and the slow-paced  development  of its market  economy,  the  following:  (a) delays in settling portfolio  transactions and risk of loss arising out of Russia's system of share  registration  and custody;  (b) the risk that it may be  impossible or more difficult than in other countries to obtain and/or enforce a judgment;  (c)
pervasiveness of corruption,  insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest  associated  with  periods of  hyper-inflation);  (f) controls on foreign investment and local practices  disfavoring foreign investors and limitations on repatriation  of  invested  capital,  profits and  dividends,  and on the Fund's ability to exchange  local  currencies for U.S.  dollars;  (g) the risk that the government of Russia or other executive or legislative  bodies may decide not to
continue  to  support  the  economic  reform  programs   implemented  since  the
dissolution of the Soviet Union and could follow radically  different  political
and/or   economic   policies   to  the   detriment   of   investors,   including
non-market-oriented  policies  such as the support of certain  industries at the expense of other sectors or investors, a return to the centrally planned economy
that  existed  prior  to  the   dissolution   of  the  Soviet   Union,   or  the
nationalization  of  privatized  enterprises;  (h) the  risks  of  investing  in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations,  when compared to securities and issuers in more developed markets; (i) the difficulties  associated in obtaining accurate market valuations  of many Russian  securities,  based partly on the limited  amount of
publicly  available   information;   (j)  the  financial  condition  of  Russian
companies,  including  large  amounts  of  intercompany  debt which may create a payments  crisis  on a  national  scale;  (k)  dependency  on  exports  and  the corresponding  importance of international  trade; (l) the risk that the Russian tax system  will not be  reformed to prevent  inconsistent,  retroactive  and/or exorbitant taxation or, in the alternative,  the risk that a reformed tax system may result in the  inconsistent  and  unpredictable  enforcement  of the new tax laws; (m) possible  difficulty in identifying a purchaser of securities  held by the Fund due to the  underdeveloped  nature of the securities  markets;  (n) the possibility  that  pending  legislation  could  restrict  the  levels of foreign investment  in certain  industries,  thereby  limiting the number of  investment opportunities in Russia;  (o) the risk that pending  legislation would confer to
Russian courts the exclusive  jurisdiction to resolve  disputes  between foreign investors and the Russian  government,  instead of bringing such disputes before an internationally-accepted  third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the  different  disclosure  and  accounting  standards  applicable to Russian companies.

There is little long-term  historical data on Russian securities markets because they are relatively new and a substantial proportion of securities  transactions in Russia are privately  negotiated  outside of stock exchanges.  Because of the recent formation of the securities markets as well as the  underdeveloped  state
of  the  banking  and  telecommunications  systems,  settlement,   clearing  and
registration  of  securities  transactions  are  subject to  significant  risks.
Ownership of shares (except where shares are held through depositories that meet the  requirements  of the 1940  Act) is  defined  according  to  entries  in the company's share register and normally evidenced by extracts from the register or by formal share certificates.  However,  there is no central registration system for shareholders and these services are carried out by the companies  themselves or by registrars located throughout Russia. These registrars are not necessarily
subject  to  effective  state   supervision  nor  are  they  licensed  with  any
governmental  entity and it is  possible  for the Fund to lose its  registration through fraud,  negligence or even mere oversight.  While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a  custodian  or other agent  inspecting  the share  register  and by obtaining  extracts of share  registers  through  regular  confirmations,  these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other  fraudulent act may deprive the Fund of its ownership  rights or  improperly  dilute its  interests.  In addition,  while  applicable  Russian regulations  impose  liability on  registrars  for losses  resulting  from their errors,  it may be  difficult  for the Fund to  enforce  any  rights it may have against the registrar or issuer of the  securities in the event of loss of share registration.  Furthermore,  although a Russian public enterprise with more than
500  shareholders  is  required by law to contract  out the  maintenance  of its shareholder  register to an independent  entity that meets certain criteria,  in practice this regulation has not always been strictly enforced.  Because of this lack of independence,  management of a company may be able to exert considerable influence  over who can  purchase  and sell the  company's  shares by  illegally instructing  the  registrar  to  refuse  to  record  transactions  in the  share register. In addition, so-called  "financial-industrial  groups" have emerged in recent  years  that seek to deter  outside  investors  from  interfering  in the management of companies they control.  These practices may prevent the Fund from investing in the  securities of certain  Russian  companies  deemed  suitable by
Investment  Counsel.  Further,  this  also  could  cause a delay  in the sale of
Russian  company  securities  by the Fund if a  potential  purchaser  is  deemed unsuitable, which may expose the Fund to potential loss on the investment.

The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) will be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries.
Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may be affected either  unfavorably or favorably by fluctuations in the relative  rates of exchange  between the  currencies  of different  nations,  by
exchange  control   regulations,   and  by  indigenous  economic  and  political
developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.  Further, certain  currencies have experienced a steady  devaluation  relative to the U.S.
dollar.  Any  devaluations  in  the  currencies  in  which  a  Fund's  portfolio securities are  denominated may have a detrimental  impact on the Fund.  Through the Fund's flexible policy,  Investment  Counsel  endeavors to avoid unfavorable consequences  and to take  advantage of  favorable  developments  in  particular nations where from time to time it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services --
Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of Investment Counsel, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.
The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Fund must distribute substantially all of its income to shareholders (see "Additional
Information on Distributions and Taxes"). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

INVESTMENT RESTRICTIONS

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The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

    1. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. government securities).

    2. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization);
       invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts, or, as an operating policy approved by the Board, invest in closed-end investment companies.

    3. Purchase or retain securities of any company in which directors or officers of the Fund or of Investment Counsel, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

    4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

    5. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads.

    6. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Fund may buy U.S. government obligations with a simultaneous agreement with the seller to repurchase them within no more than seven days at the original repurchase price plus accrued interest.

    7. Borrow money for any purpose other than redeeming its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage, or hypothecate its assets for any purpose other than to secure such borrowings, and then only to such extent not exceeding 10% of the value of its total assets as the Board may by resolution approve. The Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of its shares.

    8. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

    9. Invest more than 5% of its total assets in warrants whether or not listed on the NYSE or American Stock Exchange, and more than 2% of its total assets in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction.

   10. Invest more than 10% of its total assets in restricted securities, securities with a limited trading market (which the Fund may not be able to dispose of at the current market price) or those which are not otherwise readily marketable with readily available current market quotations.

   11. Invest more than 25% of its total assets in a single industry.

   12. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

   13. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Does the Fund Buy Securities for Its
       Portfolio?" as to transactions in the same securities for the Fund, other clients and/or mutual funds within the Franklin Templeton Group of Funds.)

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

The Fund has undertaken with a state securities commission that it will limit investments in illiquid securities to no more than 5% of its total assets.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions. With the exception of Investment
Restrictions Numbers 10 and 11, above, nothing herein shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the 1940 Act. Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the Fund's interest in the issuing company. Therefore, the exception applies in cases where the limits set forth in any investment policy or restriction would otherwise be exceeded by exercising rights, or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities.

OFFICERS AND DIRECTORS

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The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).



                                                POSITIONS AND OFFICES
            NAME, AGE AND ADDRESS               WITH THE FUND              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
            ----------------------------------- -------------------------- ----------------------------------------------------
             HARRIS J. ASHTON                Director               Chairman of the board, president and chief
             Metro Center                                          executive officer of General Host  Corporation
             1 Station Place                                       (nursery and craft centers); director of RBC
             Stamford, Connecticut                                 Holdings Inc. (a bank holding company) and
             Age 65                                                Bar-S Foods (a meat packing company); and
                                                                   director or trustee of 52 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds.
            -------------------------------- --------------------- ---------------------------------------------
            * NICHOLAS F. BRADY              Director              Chairman  of  Templeton  Emerging   Markets
             The Bullitt House                                     Investment Trust PLC; chairman of Templeton Latin
             102 East Dover Street                                 America  Investment Trust PLC; chairman of
             Easton, Maryland                                      Darby Overseas Investments, Ltd. and Darby
             Age 67                                                Emerging Markets Investments LDC (investment firms)
                                                                   (1994-present); chairman and director of
                                                                   Templeton Central and Eastern European
                                                                   Investment Company; director of the Templeton
                                                                   Global Strategy Funds, Amerada Hess
                                                                   Corporation, Christiana Companies, and the H.J.
                                                                   Heinz Company; formerly, Secretary of the United
                                                                   States Department of the Treasury (1988-1993)
                                                                   and chairman of the board of Dillon, Read & Co.,
                                                                   Inc.(investment banking) prior to 1988; and
                                                                   director or trustee of 23 of the investment
                                                                   companies in the Franklin Templeton
                                                                   Group of Funds.
           -------------------------------- --------------------- ---------------------------------------------
             HARMON E. BURNS                  Director and         Executive vice president, secretary and
             777 Mariners Island Blvd.        Vice President       director   of  Franklin   Resources,   Inc.
             San Mateo, California                                 executive vice president and director of Franklin
             Age 52                                                Templeton Distributors, Inc. and Franklin
                                                                   Templeton Services, Inc.; executive vice
                                                                   president   of  Franklin   Advisers,   Inc.;
                                                                   director of  Franklin/Templeton   Investor  Services,
                                                                   Inc.; and officer and/or  director or trustee,  as
                                                                   the case   may  be,   of   most  of  the   other
                                                                   subsidiaries of Franklin Resources, Inc. and 57 of the
                                                                   investment companies in the Franklin Templeton
                                                                   Group of Funds.
        ------------------------------- ---------------------- -------------------------------------------------------------------
             S. JOSEPH FORTUNATO             Director              Member  of the law firm of  Pitney,  Hardin,
             200 Campus Drive                                      Kipp&   Szuch;    director   of   General   Host
             Florham Park, New Jersey                              Corporation (nursery and craft centers); and
             Age 65                                                director or trustee of 54 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds.
            -------------------------------- --------------------- ---------------------------------------------
             JOHN Wm. GALBRAITH              Director               President of Galbraith Properties, Inc.
             360 Central Avenue                                    (personal investment  company);  director of
             Suite 1300                                            GulfWest Banks, Inc. (bank holding company)
             St. Petersburg, Florida                               (1995-present); formerly, director of
             Age 76                                                Mercantile Bank  (1991-1995),  vice chairman
                                                                   of Templeton, Galbraith & Hansberger Ltd.
                                                                   (1986-1992) and chairman of Templeton Funds
                                                                   Management,  Inc. (1974-1991);  and director
                                                                   or trustee of 22 of the investment companies
                                                                   in the Franklin Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             ANDREW H. HINES, JR.            Director              Consultant for the Triangle Consulting
             150 Second Avenue N.                                  Group; executive-in-residence of Eckerd College
             St. Petersburg, Florida                               (1991-present); formerly, chairman of the
             Age 74                                                board and chief executive officer of Florida
                                                                   Progress Corporation (1982-1990) and director of
                                                                   various of its subsidiaries; and director or
                                                                   trustee of 24 of the investment companies in the
                                                                   Franklin Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
            * CHARLES B. JOHNSON             Chairman of the       President,   chief  executive   officer  and
             777 Mariners Island Blvd.       Board and Vice        director of Franklin Resources, Inc.; chairman of
             San Mateo, California           President             the board and  director  of  Franklin  Advisers,
             Age 64                                                Inc., Franklin Investment Advisory Services, Inc.,
                                                                   Franklin Advisory Services, Inc. and
                                                                   Franklin Templeton Distributors, Inc.; director of
                                                                   Franklin/Templeton Investor Services, Inc.,
                                                                   Franklin Templeton Services, Inc.and General
                                                                   Host Corporation (nursery and craft centers);
                                                                   and officer and/or director or trustee,  as
                                                                   the case may be, of most of the other
                                                                   subsidiaries of Franklin Resources, Inc. and
                                                                   53 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             BETTY P. KRAHMER                Director              Director or trustee of various civic
             2201 Kentmere Parkway                                 associations;  formerly,  economic  analyst,
             Wilmington, Delaware                                  U.S.government; and director or trustee of 23 of
             Age 68                                                the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             GORDON S. MACKLIN               Director              Chairman of White River Corporation (financial
             8212 Burning Tree Road                                services); director of Fund American
             Bethesda, Maryland                                    Enterprises Holdings, Inc., MCI Communications
             Age 69                                                Corporation, CCC Information Services Group,
                                                                   Inc. (information services), MedImmune, Inc.
                                                                   (biotechnology), Shoppers Express (home
                                                                   shopping) and Spacehab, Inc. (aerospace
                                                                   services);  formerly,  chairman of Hambrecht
                                                                   and Quist Group, director of H&Q Healthcare
                                                                   Investors and president of the  National
                                                                   Association of Securities Dealers, Inc.; and
                                                                   director or trustee of 51 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds.
            -------------------------------- --------------------- ---------------------------------------------
             FRED R. MILLSAPS                Director               Manager of personal investments (1978-present);
             2665 N.E. 37th Drive                                  director of various business and nonprofit
             Fort Lauderdale, Florida                              organizations; formerly, chairman and chief
             Age 68                                                executive officer of Landmark Banking
                                                                   Corporation (1969-1978), financial vice
                                                                   president of Florida Power and Light
                                                                   (1965-1969), and vice president of the Federal
                                                                   Reserve  Bank of Atlanta (1958-1965); and director
                                                                   or trustee of 24 of the investment companies  in
                                                                   the  Franklin Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             CHARLES E. JOHNSON             President              Senior  vice   president   and  director  of
             500 East Broward Blvd.                                Franklin Resources, Inc.; senior vice president of
             Fort Lauderdale, Florida                              Franklin Templeton Distributors, Inc.;
             Age 41                                                president and director of Templeton Worldwide,
                                                                   Inc.; president, chief executive officer,chief
                                                                   investment officer and director of Franklin
                                                                   Institutional Services Corporation; chairman and
                                                                   director of Templeton Investment Counsel,
                                                                   Inc.; vice president of Franklin Advisers,
                                                                   Inc.; officer and/or director of some of the
                                                                   other subsidiaries of Franklin Resources, Inc.; and
                                                                   officer and/or director or trustee, as  the  case may
                                                                   be, of 37 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
        ------------------------------- ---------------------- -------------------------------------------------------------------
             MARK G. HOLOWESKO              Vice President         President and chief investment officer of
             Lyford Cay                                            Templeton Global Advisors Limited; executive
             Nassau, Bahamas                                       vice president and director of Templeton
             Age 37                                                Worldwide, Inc.; formerly, investment
                                                                   administrator with  RoyWest Trust Corporation
                                                                   (Bahamas) Limited (1984-1985); and officer
                                                                   of 23 of the investment companies in
                                                                   the  Franklin Templeton Group of Funds.
        ------------------------------- ---------------------- -------------------------------------------------------------------
             RUPERT H. JOHNSON, JR.          Vice President        Executive vice president and director of
             777 Mariners Island Blvd.                             Franklin Resources, Inc. and Franklin Templeton
             San Mateo, California                                 Distributors,  Inc.; president and director of
             Age 57                                                Franklin   Advisers,  Inc.;  senior  vice
                                                                   president and director of Franklin Advisory Services,
                                                                   Inc. and Franklin Investment Advisory Services,
                                                                   Inc.; director of Franklin/Templeton Investor
                                                                   Services, Inc.; and officer and/or director or
                                                                   trustee, as  the case may be, of most other
                                                                   subsidiaries of Franklin Resources, Inc. and 57
                                                                   of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             DEBORAH R. GATZEK               Vice President        Senior vice president and general counsel of
             777 Mariners Island Blvd.                             Franklin   Resources,   Inc.;   senior  vice
             San Mateo, California                                 president of Franklin Templeton Services, Inc.
             Age 49                                                and Franklin Templeton Distributors, Inc.; vice
                                                                   president of Franklin Advisers, Inc. and Franklin
                                                                   Advisory Services, Inc.; vice president, chief legal
                                                                   officer and chief operating officer of Franklin
                                                                   Investment Advisory Services, Inc.; and officer of
                                                                   57 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             MARTIN L. FLANAGAN              Vice President        Senior vice president and chief financial
             777 Mariners Island Blvd.                             officer of Franklin Resources, Inc.; director
             San Mateo, California                                 and executive vice president of Templeton
             Age 37                                                Worldwide, Inc.; director, executive vice
                                                                   president and chief operating officer of
                                                                   Templeton  Investment Counsel,  Inc.; senior
                                                                   vice president and treasurer of Franklin
                                                                   Advisers, Inc.; treasurer of Franklin Advisory
                                                                   Services, Inc.;  treasurer and chief financial
                                                                   officer of Franklin Investment Advisory
                                                                   Services, Inc.;president of Franklin Templeton
                                                                   Services, Inc.; senior vice president of Franklin/Templeton
                                                                   Investor Services, Inc.; and officer and/or
                                                                   director or trustee,  as the case may be, of
                                                                   57 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
        ------------------------------- ---------------------- -------------------------------------------------------------------
             JOHN R. KAY                     Vice President        Vice president and treasurer of Templeton
             500 East Broward Blvd.                                Worldwide, Inc.; assistant vice president of
             Fort Lauderdale, Florida                              Franklin Templeton Distributors, Inc.;
             Age 57                                                formerly,  vice  president and controller of
                                                                   the Keystone Group, Inc.; and  officer
                                                                   of 27 of the investment companies in
                                                                   the  Franklin Templeton Group of Funds.
        ------------------------------- ---------------------- -------------------------------------------------------------------
             ELIZABETH M. KNOBLOCK           Vice President-       General counsel, secretary and a senior vice
             500 East Broward Blvd.          Compliance            president of Templeton Investment Counsel,
             Fort Lauderdale, Florida                              Inc.; senior vice president of Templeton Global
             Age 42                                                Investors,  Inc.;  formerly,  vice president
                                                                   and associate  general counsel of Kidder Peabody
                                                                   & Co. Inc. (1989-1990), assistant general counsel
                                                                   of Gruntal &  Co., Inc. (1988), vice president
                                                                   and associate general counsel of Shearson
                                                                   Lehman Hutton Inc. (1988), vice president and
                                                                   assistant general counsel of E.F. Hutton & Co.
                                                                   Inc. (1986-1988), and special counsel of the
                                                                   Division   of Investment Management of the U.S.
                                                                   Securities and Exchange Commission(1984-1986);
                                                                   and officer of 23 of  the investment companies  in
                                                                   the  Franklin Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             JAMES R. BAIO                   Treasurer             Certified public accountant; treasurer of
             500 East Broward Blvd.                                Franklin Mutual Advisers, Inc.; senior vice
             Fort Lauderdale, Florida                              president of Templeton Worldwide, Inc.,
             Age 43                                                Templeton   Global   Investors,   Inc.   and
                                                                   Templeton Funds Trust Company; formerly, senior
                                                                   tax manager with Ernst & Young (certified public
                                                                   accountants) (1977-1989); and treasurer
                                                                   of 24 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             BARBARA J. GREEN                Secretary             Senior vice president of Templeton Worldwide,
             500 East Broward Blvd.                                Inc. and an officer of other subsidiaries of
             Fort Lauderdale, Florida                              Templeton Worldwide, Inc.; senior vice
             Age 50                                                president  of  Templeton  Global  Investors,
                                                                   Inc.; formerly, deputy director of the Division
                                                                   of Investment Management, executive assistant and
                                                                   senior advisor to the chairman, counsellor to
                                                                   the chairman, special counsel and attorney
                                                                   fellow,  U.S. Securities and Exchange Commission
                                                                   (1986-1995), attorney, Rogers & Wells, and
                                                                   judicial clerk, U.S. District Court (District of
                                                                   Massachusetts); and secretary of 23 of the
                                                                   investment companies in the Franklin Templeton
                                                                   Group of Funds.
         -------------------------------- ---------------------  ------------------------------------------------



* Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" of the Fund under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles B. Johnson is an interested person due to his ownership interest in Resources, and Harmon E. Burns is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Fund are not interested persons.

The table above shows the officers and Board members who are affiliated with Distributors and Investment Counsel. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Fund pays the nonaffiliated Board members and Mr. Brady an annual retainer of $6,000, a fee of $500 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                         TOTAL FEES        NUMBER OF BOARDS IN
                       TOTAL FEES   RECEIVED FROM THE    THE FRANKLIN TEMPLETON
                     RECEIVED FROM  FRANKLIN TEMPLETON     GROUP OF FUNDS ON
NAME                   THE FUND*      GROUP OF FUNDS**    WHICH EACH SERVES***
------------------- -------------- ------------------- -----------------------
Harris J. Ashton...     $8,000          $ 339,842                52
Nicholas F. Brady..      8,000            119,675                23
S. Joseph Fortunato.     8,000            356,762                54
John Wm. Galbraith.      8,103            117,675                22
Andrew H. Hines, Jr.     8,103            144,175                24
Betty P. Krahmer...      8,000            119,675                23
Gordon S. Macklin..      8,000            332,492                51
Fred R. Millsaps...      8,103            144,175                24


*For the fiscal year ended August 31, 1997.

**For the calendar year ended December 31, 1997.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 59 registered investment companies, with approximately 172 U.S. based funds or series.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of November 26, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 443,642 Class I shares and 39,467 Advisor Class shares, or 0.2% and 4.4%, respectively, of the total outstanding Class I and Advisor Class shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND
OTHER SERVICES

-------------------------------------------------------------------------------

INVESTMENT MANAGER AND SERVICES PROVIDED. The Fund's investment manager is Investment Counsel. Investment Counsel provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Investment Counsel's activities are subject to the review and supervision of the Board to whom Investment Counsel renders periodic reports of the Fund's investment activities. Investment Counsel and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Investment Counsel and its affiliates act as investment manager to numerous other investment companies and accounts. Investment Counsel may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Investment Counsel on behalf of the Fund. Similarly, with respect to the Fund, Investment Counsel is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Investment Counsel and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Investment Counsel is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Investment Counsel and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information -- Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the Fund pays Investment Counsel a management fee equal to an annual rate of 0.75% of the Fund's average daily net assets. Each class pays its proportionate share of the management fee.

For the fiscal years ended August 31, 1997, 1996 and 1995, management fees totaling $13,090,483, $11,134,701 and $10,004,316, respectively, were paid to
Investment Counsel.

MANAGEMENT AGREEMENT. The management agreement is in effect until December 31, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Investment Counsel on 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended August 31, 1997, 1996 and 1995, the Fund paid administration fees totaling $1,884,048, $1,688,684 and $1,575,214, respectively.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, are the Fund's independent auditors. During the fiscal year ended August 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, and review of the Fund's filings with the SEC.

HOW DOES THE FUND BUY SECURITIES
FOR ITS PORTFOLIO?

-------------------------------------------------------------------------------
Investment Counsel selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Investment Counsel seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Investment Counsel and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Investment Counsel will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Investment Counsel, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Investment Counsel may pay certain brokers commissions that are higher than those another broker may charge, if Investment Counsel determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Investment Counsel's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Investment Counsel include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Investment Counsel in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Investment Counsel in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Investment Counsel receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Investment Counsel to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Investment Counsel and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Investment Counsel will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Investment Counsel are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Investment Counsel, tak- ing into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

During the fiscal  years ended  August 31,  1997,  1996 and 1995,  the Fund paid
brokerage   commissions   totaling   $2,124,639,    $425,000   and   $1,298,000,
respectively.

As of August 31, 1997, the Fund owned securities issued by A.G. Edwards, Inc., Alex Brown, Inc. and Peregrine Investments Holdings, Ltd., valued in the aggregate at $3,335,025, $12,106,078 and $1,991,045, respectively. Except as noted, the Fund did not own any other securities issued by its regular broker-dealers as of the end of the fiscal year.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives;
and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

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We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Investment Counsel.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value is not calculated. Thus, the calculation of the Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

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DISTRIBUTIONS

1. DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

2. DISTRIBUTIONS OF CAPITAL GAINS. The Fund may derive capital gains and losses in connection with sales of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

o "28% RATE GAINS": gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the Fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

o "20% RATE GAINS": gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook (call toll-free 1-800-342-5236). This handbook has been revised to include 1997 Act tax law changes, and will be available in January, 1998. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

3. CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

4. FOREIGN TAX CREDITS INCLUDED IN DISTRIBUTIONS. The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. If the Fund elects to pass through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund, and the income reported to you will be the net amount after these deductions.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116), and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

5. INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Fund.

TAXES

1. ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. In order to qualify as a regulated investment company for tax purposes, the Fund must meet certain specific requirements, including:

o The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

o The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and

o The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

2. EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December), but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

3. REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the DISTRIBUTIONS section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares purchased.

4. DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the Fund will be excluded from your tax basis in any of shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the Fund or in another Fund in the Franklin Templeton Group of Funds7, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton fund.

5. U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

6. DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that only a small percentage of the dividends paid by the Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends so designated by the Fund must be attributable to dividends earned by the Fund from U.S. corporations that were not debt financed.

Under the 1997 Act, the amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the Fund were debt financed or held by the Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

7. INVESTMENT IN COMPLEX SECURITIES. The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the Fund are generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by the Fund will be marked-to-market (I.E., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as "20% rate gain" and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The Fund may make certain tax elections for mixed straddles (I.E., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

8.  INVESTMENTS  IN  FOREIGN  CURRENCIES  AND  FOREIGN  SECURITIES.  The Fund is
authorized  to  invest  in  foreign  currency   denominated   securities.   Such
investments, if made, will have the following additional tax consequences:

Under the Code, gains and losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income (including dividends), or accrues expenses, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures and forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date its disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

If the Fund's Section 988 losses exceed the Fund's other net investment income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

The 1997 Act generally requires that foreign income taxes be translated into U.S. dollars at the average exchange rate for the tax year in which the taxes are accrued. Certain exceptions apply to taxes paid or more than two years after the taxable year to which they relate. This new law may require the Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Fund's current reporting procedure, foreign taxes paid are generally recorded at the time of each transaction using the foreign currency spot rate available for the date of each payment. Under the new law, the Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each payment and the year-end average exchange rate for all of the Fund's foreign tax payments. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

9. INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While the Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

10. CONVERSION TRANSACTIONS. Gains realized by a Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount".

A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2)  the transaction is an applicable straddle;

3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

11. STRIPPED PREFERRED STOCK. Occasionally, the Fund may purchase "stripped preferred stock", that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

THE FUND'S UNDERWRITER

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Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statement and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

HOW DOES THE FUND MEASURE
PERFORMANCE?

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Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

For periods before January 1, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the Rule 12b-1 fees applicable to Class I shares of the Fund. For periods after January 1, 1997, standardized performance quotations for Advisor Class are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Advisor Class for the one-, five- and ten-year periods ended August 31, 1997, was 24.46%, 15.89% and 10.64%, respectively.

These figures were calculated according to the SEC formula:

P (1+T)n = ERV

where:

P = a hypothetical initial payment
    of $1,000

T = average annual total return
n = number of years
ERV = ending redeemable value of a
      hypothetical $1,000 payment
      made at the beginning of each
      period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Advisor Class for the one-, five- and ten-year periods ended August 31, 1997, was 24.46%, 109.03% and 174.81%, respectively.

VOLATILITY

Occasionally  statistics  may be used to show  the  Fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and Investment Counsel may also refer to the following information:

(a) Investment Counsel's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

(c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan
    Stanley Capital International7 or a similar financial organization.

(d) The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

(e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(f) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

(g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(i) Allegorical stories illustrating the importance of persistent long-term investing.

(j) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(l) The number of shareholders in the Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(n) Quotations from the Templeton organization's founder, Sir John Templeton*, advocating the virtues of diversification and long-term investing, including the following:

         "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

         "Diversify by company, by industry and by country."

         "Always maintain a long-term perspective."

         "Invest for maximum total real return."

         "Invest -- don't trade or speculate."

         "Remain flexible and open-minded about types of investment."

         "Buy low."

         "When buying stocks, search for bargains among quality stocks."

         "Buy value, not market trends or the economic outlook."

         "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

         "Do your homework or hire wise experts to help you."

         "Aggressively monitor your investments."

         "Don't panic."

         "Learn from your mistakes."

         "Outperforming the market is a difficult task."

         "An investor who has all the answers doesn't even understand all the questions."

         "There's no free lunch."

         "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

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The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.8 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $215 billion in assets under management for more than 5.8 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

As of November 26, 1997, the principal shareholder of the Fund, beneficial or of record, was as follows:

              NAME AND ADDRESS       SHARE AMOUNT  PERCENTAGE
             --------------------- -------------- -----------
              ADVISOR CLASS
              Franklin Templeton
               Trust Company           279,267         31%
              Trustee for
              ValuSelect
              Franklin Resources
              Profit Sharing Plan
              PO Box 2438
              Rancho Cordova, CA
              95741-2438

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

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The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended August 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

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1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the Fund's investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NASDAQ - National Association of Securities Dealers Automated Quotations

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

PROSPECTUS - The prospectus for Advisor Class shares of the Fund dated January 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

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CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC - rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (--): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.